2015 Financial Update and 2016 Outlook December 15, 2015

2 2016 Outlook Call 12/15/15 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of acquired businesses; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; exchange rate fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2014 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

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4 2016 Outlook Call 12/15/15 2015 Outlook • FY 2015 sales decline of approximately 4% to 5% ‒ Includes Q4 sales decline of 5% to 8% ‒ Q4 results to date in line with outlook • FY 2015 EPS of $4.15 to $4.30 • Free cash flow equal to at least 100% of net income …challenging year, driven by industrial, Canada & foreign exchange

5 2016 Outlook Call 12/15/15 2016 Priorities • Increase market share ‒ One WESCO sales growth initiatives ‒ Acquisitions • Sustain margins ‒ Organizational streamlining ‒ Lean operational excellence initiatives ‒ Pricing and sourcing initiatives ‒ Supplier and product rationalization ‒ Branch network optimization efforts • Maintain our strong cash generation and solid capital structure; manage leverage within the targeted range …outperform the market while maintaining cost discipline

6 2016 Outlook Call 12/15/15 Industrial End Market Improving Flat Declining 5.0% (4.1)% (10.2)% (14.2)% Core Sales Growth versus Prior Year 42% Key Market Indicators U.S. Industrial Production ISM Purchasing Managers’ Index Capacity Utilization Canadian Industrial Production • Global Accounts • Integrated Supply • OEM • General Industrial 2016 end market outlook: HSD to MSD sales decrease WESCO Industrial Sales 40% YTD Q3 2015 (10.1)% FY 2014 Q1 2015 Q2 2015 Q3 2015

7 2016 Outlook Call 12/15/15 Construction End Market Improving Flat Declining Core Sales Growth versus Prior Year 42% Key Market Indicators Architectural Billings Index Capital goods orders growth Construction starts and put in place Canadian non-residential construction • Non-residential ‒ Commercial ‒ Industrial ‒ Non-building 1.5% 3.9% (7.7%) (10.5%) WESCO Construction Sales 32% YTD Q3 2015 (6.0)% FY 2014 Q1 2015 Q2 2015 Q3 2015 2016 end market outlook: LSD sales decrease to LSD sales increase

8 2016 Outlook Call 12/15/15 6.6% 6.5% 5.7% 1.7% FY 2014 Q1 2015 Q2 2015 Q3 2015 Utility End Market Improving Flat Declining Core Sales Growth versus Prior Year 42% Key Market Indicators Distribution grid maintenance and upgrades Generation MRO, upgrades, expansions Transmission line infrastructure build-out Residential and non-residential construction starts • Investor Owned • Public Power • Utility Contractors WESCO Utility Sales 15% YTD Q3 2015 4.1% 2016 end market outlook: Flat to LSD sales increase

9 2016 Outlook Call 12/15/15 4.5% 4.3% (0.5)% (3.0)% CIG End Market Improving Flat Declining Core Sales Growth versus Prior Year 42% Key Market Indicators Government spending Communications and security upgrades Education, healthcare, and financial • Commercial • Institutional • Government WESCO CIG Sales 13% YTD Q3 2015 (0.4)% FY 2014 Q1 2015 Q2 2015 Q3 2015 2016 end market outlook: Flat to LSD sales increase

10 2016 Outlook Call 12/15/15 2016 Sales Outlook Sales Outlook End Market: Range Industrial (HSD) to (MSD) Construction (LSD) to LSD Utility Flat to LSD CIG Flat to LSD End Market Sales Growth (4)% to (1)% Market Outperformance 0 to +1% Foreign Exchange (3)% to (2)% Carryover impact of 2015 Acquisitions 2% Consolidated WESCO (5)% to Flat …expecting modest improvement in the second half of 2016 Note: Excludes unannounced acquisitions.

11 2016 Outlook Call 12/15/15 2016 Sales Outlook by Geography U.S. Canada International Flat to low-single-digit growth, including carryover impact of 2015 acquisitions High-single-digit to mid-teens decline, including foreign currency translation Mid-single-digit decline, including foreign currency translation Sales Outlook Note: Excludes unannounced acquisitions. …expecting modest US growth & continuing headwinds in other geographies

12 2016 Outlook Call 12/15/15 2016 Margin Outlook …expecting to sustain current margin levels Operating Margin 4.7% 5.4% 5.6% ~6.0% 6.2% 2010 2011 2012 2013E 2014E 6.4% Operating margin expansion 20-40 bpts • Gross margin expansion • Cost controls • Accretive Acquisitions Operating Margin 4.2% 5.4% 5.7% 5.9% 5.9% Approx. 5.0% 4.8% 2010 2011 2012 2013 2014 2015E 2016E Headwinds Strategies to Mitigate ‒ Continued pressure on pricing and mix ‒ Restoring commissions and incentives ‒ Wage and benefit inflation + Restructuring cost savings + Cost saving contingency planning + Pricing analytics, tools and tactics + Procurement strategies and systems 5.0% Reconciliation of these non-GAAP financial measures is included in the Appendix to this presentation.

13 2016 Outlook Call 12/15/15 Cash Generation Free Cash Flow ($M) Net Income ($M) ~$800M of Free Cash Flow Reconciliation of these non-GAAP financial measures is included in the Appendix to this presentation. 265 308 230 267 224 264 276 237 2012 2013 2014 2015 TTM Free Cash Flow ($M) Net Income ($M) Leverage (Total Par Debt to TTM EBITDA) > $1B of free cash flow over last 4 years 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 Target Leverage 2.0x – 3.5x 3.5X 2015 …consistently strong free cash flow

14 2016 Outlook Call 12/15/15 Effective Capital Allocation …maintaining fiscal discipline while funding growth Cash Deployment • Support organic growth • Fund accretive acquisitions • Manage financial leverage • Share repurchase • Dividends

15 2016 Outlook Call 12/15/15 2.50 3.96 4.38 5.02 5.18 4.15 3.75 2010 2011 2012 2013 2014 2015E2016E 2016 Financial Outlook Operating Margin 4.7% 5.4% 5.6% ~6.0% 6.2% 2010 2011 2012 2013E 2014E Sales 5.1 6.1 6.6 7.5 7.9 7.3 ~7.0 2010 2011 2012 2013 2014 2015E2016E Diluted EPS ($B) ~7.5 6.4% 4.30 Sales Flat to (5)% Operating margin expansion 20-40 bpts • Gross margin expansion • Cost controls • Accretive Acquisitions Free Cash Flow At least 90% of net income ($) 7.5 Effective tax rate ~30% Operating margin 4.8% to 5.0% Diluted shares outstanding ~49M 4.20 Reconciliation of these non-GAAP financial measures is included in the Appendix to this presentation.

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17 2016 Outlook Call 12/15/15 Appendix

18 2016 Outlook Call 12/15/15 WESCO International, Inc. Definitions Appendix • Financial leverage ratio is calculated by dividing total debt, including debt discount, by adjusted EBITDA. Adjusted EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization excluding the ArcelorMittal litigation recovery. • Free cash flow is calculated by deducting capital expenditures from, and adding non-recurring pension contribution to, cash flow provided by operations. • Sales change abbreviations include: − HSD – High-single-digits − MSD – Mid-single-digits − LSD – Low-single-digits

19 2016 Outlook Call 12/15/15 NON-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. These financial measures include adjusted EBIT, adjusted net income, adjusted diluted EPS, financial leverage ratio, free cash flow, and liquidity. The Company believes that these non- GAAP measures are useful to investors in order to provide a better understanding of the Company's capital structure position and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude transactions of an unusual nature, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

Other Non-GAAP Reconciliations

	FY 2012	FY 2013	FY 2014	2015 TTM
(Dollars in millions, except for EPS)				
Adjusted Income from operations (Adjusted (EBIT):				
Income from operations (EBIT)	333	481		
ArcelorMittal litigation charge (recovery) included in SG&A	36	(36)		
Adjusted income from operations (Adjusted EBIT)	369	445		
Percent of adjusted sales	5.7%	5.9%		
Adjusted net income attributable to WESCO International, Inc.:				
Net income attributable to WESCO International, Inc.	202	276	276	237
ArcelorMittal litigation charge (recovery)	22	(22)	-	-
Loss on sale of Argentina business	-	2	-	-
Loss on debt extinguishment	-	13	-	-
Tax effect of certain non-recurring items	-	(5)	-	-
Adjusted net income attributable to WESCO International, Inc.	224	264	276	237
Adjusted Diluted EPS:				
Diluted share count	51.1	52.7	53.3	n/a
Adjusted diluted EPS	$4.38	$5.02	$5.18	n/a
Free Cash Flow:				
Cash provided by operations	288	315	251	287
Less: capital expenditures	(23)	(28)	(21)	(20)
Add: non-recurring pension contribution	-	21	-	-
Free cash flow	265	308	230	267
Free cash flow as a % of adjusted net income	118%	117%	84%	113%

Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's financing needs. During the quarter ended September 30, 2013, a non-recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow.

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2016 Outlook Call 12/15/15

21 2016 Outlook Call 12/15/15 Financial Leverage Twelve Months Ended September 30, 2015 Financial leverage ratio: Income from operations $ 408 Depreciation and amortization 65 EBITDA $ 473 September 30, 2015 Current debt and short-term borrowings $ 46 Long-term debt 1,455 Debt discount related to convertible debentures and term loan (1) 166 Total debt including debt discount $ 1,667 Financial leverage ratio 3.5X (1)The convertible debentures and term loan are presented in the condensed consolidated balance sheets in long-term debt net of the unamortized discount. ($ Millions)